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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-52991, No. 33-47997, No. 33-44697 and No. 33-39260) of Ramsay
Health Care, Inc., of our report dated October 1, 1998 with respect to the consolidated financial statements of Ramsay Health Care, Inc., included in this Annual Report (Form 10-K) for the year ended June 30, 1998.



                                        /s/ Ernst & Young LLP


Miami, Florida
October 7, 1998